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                                                                    EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with this Annual Report on Form 10-K of VitalWorks Inc. (the "Company") for the year ended December 31, 2002 (the "Report"), the undersigned, Joseph M. Walsh, Chief Executive Officer of the Company, and Michael A. Manto, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that to our knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                        /s/ Joseph M. Walsh                       March 27, 2003
                        ------------------------------------      --------------
                        Joseph M. Walsh                                     Date
                        Chief Executive Officer


                        /s/ Michael A. Manto                      March 27, 2003
                        ------------------------------------      --------------
                        Michael A. Manto                                    Date
                        Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to VitalWorks Inc. and will be retained by VitalWorks Inc. and furnished to the Securities and Exchange Commission or its staff upon request.